(h)(10)(i)

SCHEDULE A

DBX ETFs

FUND OF FUNDS INVESTMENT AGREEMENT

Acquiring Funds
(Amended as of April 1, 2022)

Trust		Series
Voya PARTNERS INC		Voya Index Solution 2025 Portfolio
Voya Index Solution 2030 Portfolio
Voya Index Solution 2035 Portfolio
Voya Index Solution 2040 Portfolio
Voya Index Solution 2045 Portfolio
Voya Index Solution 2050 Portfolio
Voya Index Solution 2055 Portfolio
Voya Index Solution 2060 Portfolio
Voya Index Solution 2065 Portfolio
Voya Index Solution Income Portfolio

Voya Balanced Portfolio, Inc		Voya Balanced Portfolio

Voya Equity Trust		Voya Global Multi-Asset Fund

Voya Intermediate Bond Portfolio		Voya Intermediate Bond Portfolio

Voya Investors Trust		Voya Balanced Income Portfolio
Voya Global Perspectives Portfolio
Voya Retirement Conservative Portfolio
Voya Retirement Growth Portfolio
Voya Retirement Moderate Growth Portfolio
Voya Retirement Moderate Portfolio

Voya Mutual Funds		Voya Global Diversified Payment Fund
Voya Global Perspectives Fund

Voya Partners, Inc.		Voya Global Bond Portfolio
Voya Solution 2025 Portfolio
Voya Solution 2030 Portfolio
Voya Solution 2035 Portfolio
Voya Solution 2040 Portfolio
Voya Solution 2045 Portfolio
Voya Solution 2050 Portfolio
1

(h)(10)(i)

Voya Solution 2055 Portfolio
Voya Solution 2060 Portfolio
Voya Solution 2065 Portfolio
Voya Solution Aggressive Portfolio
Voya Solution Balanced Portfolio
Voya Solution Conservative Portfolio
Voya Solution Income Portfolio
Voya Solution Moderately Aggressive Portfolio
Voya Solution Moderately Conservative
Portfolio

Voya Separate Portfolios Trust	Voya Target In-Retirement Fund
Voya Target Retirement 2025 Fund
Voya Target Retirement 2030 Fund
Voya Target Retirement 2035 Fund
Voya Target Retirement 2040 Fund
Voya Target Retirement 2045 Fund
Voya Target Retirement 2050 Fund
Voya Target Retirement 2055 Fund
Voya Target Retirement 2060 Fund
Voya Target Retirement 2065 Fund

Voya Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Conservative
Portfolio
Voya Strategic Allocation Growth Portfolio
Voya Strategic Allocation Moderate Portfolio

2